                                                                      EXHIBIT 24

                           T. ROWE PRICE GROUP, INC.

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of T. Rowe Price Group, Inc., a Maryland corporation, constitute and appoint George A. Roche, Joseph P. Croteau and Barbara A. Van Horn, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Group, Inc., its Registration Statement on Form S-8, and any amendment (including post-effective amendments) or supplement thereto, relating to the offer and sale of common stock of T. Rowe Price Group, Inc. pursuant to the 2001 Stock Incentive Plan and the 1986 Employee Stock Purchase Plan, and to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Group, Inc., its Post-Effective Amendment No. 2 to Form S-8 for the 1993 Stock Incentive Plan and its Post-Effective Amendment No. 2 to Form S-8 for the 1996 Stock Incentive Plan relating to the deregistration of shares thereunder, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.


Signature                                             Title                                    Date
---------                                            -------                                  ------
/s/ George A. Roche                    Chairman of the Board and President                April 20, 2001
--------------------------------          (Principal Executive Officer)
George A. Roche

/s/ Joseph P. Croteau                     Vice President and Treasurer                    April 20, 2001
--------------------------------         (Principal Accounting Officer)
Joseph P. Croteau

/s/ Edward C. Bernard                               Director                              April 20, 2001
--------------------------------
Edward C. Bernard

                                                    Director                               _______, 2001
--------------------------------
D. William J. Garrett

/s/ Donald B. Hebb, Jr.                             Director                              April 20, 2001
--------------------------------
Donald B. Hebb, Jr.

/s/ Henry H. Hopkins                                Director                              April 20, 2001
--------------------------------
Henry H. Hopkins

/s/ James A.C. Kennedy                              Director                              April 20, 2001
--------------------------------
James A.C. Kennedy

/s/ John H. Laporte                                 Director                              April 20, 2001
--------------------------------
John H. Laporte

/s/ Richard L. Menschel                             Director                              April 25, 2001
--------------------------------
Richard L. Menschel

/s/ William T. Reynolds                             Director                              April 20, 2001
--------------------------------
William T. Reynolds

/s/ James S. Riepe                                  Director                              April 20, 2001
--------------------------------
James S. Riepe

/s/ Brian C. Rogers                                 Director                              April 20, 2001
--------------------------------
Brian C. Rogers

/s/ M. David Testa                                  Director                              April 20, 2001
--------------------------------
M. David Testa

/s/ Martin G. Wade                                  Director                              April 25, 2001
--------------------------------
Martin G. Wade

/s/ Anne Marie Whittemore                           Director                              April 25, 2001
--------------------------------
Anne Marie Whittemore

/s/ Cristina Wasiak                             Managing Director                         April 25, 2001
--------------------------------          (Principal Financial Officer)
Cristina Wasiak